                                                                   EXHIBIT 10.9


Final Execution Copy

                 AMENDMENT TO THE DEVELOPMENT AND LOAN AGREEMENT


         This Amendment to the Development and Loan Agreement (the original agreement referred to herein as the "Agreement") dated as of April 29, 2002 (the amendment referred to herein as the "Amendment"), is made between the Dry Creek Rancheria Band of Pomo Indians, a federally-recognized Indian tribe (the "Tribe") and Dry Creek Casino, LLC, a Texas limited liability company (the "Developer").

RECITALS

         A. Tribe and Developer entered into the Agreement pursuant to which Developer agreed to assist Tribe in the development and financing of a temporary casino ("Facility") capable of being opened as soon as possible ("Commencement Date"), on the terms and conditions set forth in the Agreement, as amended herein.

         B. Subsequent to execution of the Agreement, Tribe and Developer determined that the original Project plan should be revised to reflect certain changed circumstances.

         C. This Amendment modifies the Agreement to reflect the current needs of Tribe related to development of the Project.

         NOW THEREFORE, in consideration of the representations, warranties and mutual promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows

         1. Definitions; Terms defined in the Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.


         2. Amendments to the Agreement. The Agreement shall be amended as follows:

         (a) Exhibit "A" of the Agreement is deleted and replaced with Exhibit "A-1" to this Amendment, and the definition of "Cost Budget" is deleted and replaced with the following:

         "Cost Budget" means the budget attached hereto as Exhibit "A-1" setting forth the approximate costs the parties anticipate will be incurred in order to prepare the Project for the Commencement Date and for Project completion, and including certain costs incurred by the Tribe in connection with conducting gaming on the Reservation prior to the execution of this Agreement. The Cost Budget is to be funded from the Development Advances, Loan proceeds, purchase money and/or third party financing as contemplated in the Cost Budget and, to the extent required, cash flow from the Facility.



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         (b) The definition of "Final Completion Date" is deleted and replaced with the following:

         "Final Completion Date" means the date on which the Facility is opened to the public, which date shall be 210 days after execution of this Agreement (unless the contractor can complete construction sooner within the approved budget), subject to the terms set forth in Section 2.13 hereof.

         (c) The definition of "Lender" is deleted and replaced with the following:

         "Lender" means one or more parties which may be third-party federally or state regulated banks or savings and loan institutions subject to exemption from the licensing requirements of the Compact, or any other individual or entity that is found suitable for licensing by the TGC, that alone or together, through Developer's efforts and pursuant to the Commitment, agree to provide the Loan to Tribe for the Project. Developer may act as Lender.

         (d) Exhibit "C" of the Agreement is deleted and replaced with Exhibit "C-la" to this Amendment.

         (e) Exhibit "E" of the Agreement is deleted and replaced with Exhibit "E-1" to this Amendment. The definition of "Commitment" is deleted and replaced with the following:

         "Commitment" means the Loan placement commitment letter attached as Exhibit E-1 from Developer, which Developer has obtained on behalf of Tribe in the amount of $15 million; provided that the Lender (as set forth in Exhibit E-1) may be Developer or Nevada Gold & Casinos, Inc.

         (f) The definition of "Net Revenues" is deleted and replaced with the following:

         "Net Revenues" means the Gross Revenues less Operating Expenses, provided that in the case of Gross Revenues derived from gaming, such revenues shall be net of prizes and payouts (including jackpots) so as to represent the "win" as referred to by accountants familiar with the gaming industry.

         (g) The following definition is added to the Agreement:

         "Proschold-Cadd Matter" means the dispute alleged in the matter stylized Terrance C. Proschold et al. v. United States Of America, U.S.D.C. (ND Cal), No. 01-2390 SBA, the legal cost of participating in which by the Tribe, as an intervenor or otherwise, shall be advanced by Developer as Qualified Costs as incurred, subject to receipt of a written budget and Developer's prior written approval of same, and


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     the meaningful participation of Developer in an advisory role in all legal strategy and settlement discussions. All reasonable costs of defending this Third Party Dispute and any liability, damages, demands, losses, costs or expenses incurred by Developer or Tribe shall not be an Operating Expense and shall be paid by the Tribe from its share of Net Revenues when incurred.

         (h) The definition of "Third-Party Disputes" is deleted and replaced with the following:

         "Third-Party Disputes" means all disputes or claims relating, directly or indirectly, to any Gaming on the Reservation, the Sonoma Canyon Documents, the Sonoma Falls Documents, the Proschold-Cadd Matter, failure of tribal members to relocate from the Site, any claimed agreements between the Tribe and any third party, Gross Revenues, the Facility or any Collateral, and brought by a person or entity not a party to this Agreement, against the Tribe, Developer, Lender, or the Credit Enhancer, with respect to a claim which, if successful, would materially affect Developer's economic rights under this Agreement.

         (i) Sections 2.2 and 2.2.1 are deleted and replaced with the following Section 2.2:

         2.2 Loan Commitment. Developer shall use its best efforts to arrange for the Tribe to receive Loan proceeds, per the terms and conditions of the Financing Documents, which shall be executed as soon as practicable, in the amount of Fifteen Million and No/00 Dollars ($15,000,000), a portion of which shall be used to pay Developer all amounts advanced as Development Advances (in total, the "Loan") to be disbursed for the payment of Qualified Costs to facilitate the immediate commencement of development and construction activities with respect to the Project. Developer (or one or more of its LLC Members) may act as lender or guarantor (in either case referred to as the "Credit Enhancer") of the Loan, in case of a guaranty to the extent a guaranty is required by the Lender. Lender may substitute a third party to act as Credit Enhancer provided such party meets all the Legal Requirements for lending funds to the Project, agrees to the terms and conditions agreed to by Developer under this Agreement, and does not require any delay in the commitments made by Developer herein. Tribe and Developer hereby consent to the terms and conditions of the Commitment. Tribe agrees to execute the Financing Documents as borrower, provided they conform in material part to the Commitment and this Agreement and subject to Tribe's reasonable approval. Developer agrees to execute the Financing Documents as lender or guarantor, provided they conform in material part to the Commitment and this Agreement and subject to Credit Enhancer's reasonable approval.

         (j) Section 2.3 is deleted and replaced with the following Section 2.3:


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         2.3 Tribe shall execute all Financing Documents reasonably required, upon commercially reasonable terms and consistent with this Agreement, to enable Developer to timely meet the Loan funding obligations herein. In the event that the Tribe has not timely executed the Financing Documents in accordance with this Agreement by May 1, 2002, or Developer has not caused the Loan described in Section 2.2 above to fund by such date, either through the Commitment or otherwise, this Agreement shall thereupon be null and void, and neither party shall have any further or continuing obligation to the other, except that (a) Tribe's obligation to repay the Development Advances in accordance with the provisions of Section 2.1.1, (b) all provisions herein related to security granted by Tribe to secure repayment of said Development Advances, and (c) all remedies granted to Developer hereunder to enforce Tribe's obligations under Section 2.1.1 (including without limitation Sections 4.5, 5.2, 5.3, and 5.4) shall remain in full force and effect. Further, in the event that the Loan is available for funding in accordance with the terms of the Commitment by May 1, 2002, then any failure of the Tribe to accept such funding, whether as a result of its failure to execute any of the Financing Documents reasonably required, upon commercially reasonable terms, and consistent with this Agreement and the Commitment, or to reasonably satisfy any material condition precedent to funding set forth in this Agreement or any of the Financing Documents which is within the control of the Tribe, shall be deemed to be and shall constitute an exercise by the Tribe of the Buy-Out Option provided for in
    Section 6.9 of this Agreement.

         (k) Section 2.3.1 (4) is added to the Agreement as follows:

             (4) a certificate from the Secretary of the Board of Directors, duly elected by the Tribal Council that the Tribe has approved the Agreement, this Amendment, and the Financing Documents, at a duly authorized meeting conducted in accordance with all Tribe governing instruments.

         (1) Section 2.11(b) is deleted and replaced with the following Section 2.11(b):

             (b) current principal, interest (to the extent, if any, not paid as part of the month's Operating Expenses, which interest will include interest payments on the amounts received pursuant to the Financing Documents, and which will paid prior to any payments under this Section 2.11), and any other payments due pursuant to the Financing Documents, the Note, and principal payments on any capital leases.


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         (m) Section 2.12 is added to the Agreement as follows:

         2.12 Tribe and Developer acknowledge that Developer and/or Lender may be required to subordinate any security interests it may have in the Collateral to a third-party, in connection with the Tribe's purchase or lease of Furnishings and Equipment or in connection with the Tribe's efforts to obtain alternate financing for the Project in the event the Lender ceases funding as provided herein and in the Financing Documents. Each of Tribe and Developer agrees to execute all documentation required to effect such subordination.

         (n) Section 2.13 is added to the Agreement as follows:

         2.13 The Final Completion Date, as defined herein, will be tolled for any period(s) during which construction of the Facility or Project is prevented through equitable court orders entered in any existing Third Party Dispute. In addition to the foregoing, the Final Completion Date may be tolled by mutual agreement of the parties working in a close and cooperative manner, which agreement shall not be unreasonably withheld, based on a commercially reasonable conclusion that ingress and egress to the Facility or the Project will be insufficient to serve the public in a manner that renders the Project economically feasible. Notwithstanding anything in this Agreement to the contrary, in the event any tolling period herein exceeds two (2) years or in the event the parties cannot reach mutual agreement as discussed above, neither party shall have any further or continuing obligation to the other except as follows: (a) Tribe's obligations to repay any outstanding Loan Proceeds as provided hereunder on a pari passu basis with any other party(ies) that provide financing to the Tribe to complete, in whole or in part, the Facility or the Project, (b) Tribe's obligations to repay any outstanding Development Advances in accordance with the provisions of Section 2.1.1 hereof, the repayment of which shall be made on a pari passu basis with any other party(ies) that provide financing to the Tribe to complete, in whole or in part, the Facility or the Project (c) the Tribe's right to obtain additional financing to complete the Facility or the Project, (d) the Developer's right to cease funding the Facility or the Project, and (e) Developer's and Tribe's agreement that Developer's Credit Enhancement Fee will be reduced to the product resulting from multiplying the Credit Enhancement Fee by a fraction, the numerator of which will equal to the total amount of the outstanding Financing plus the amount of any guaranties made by Developer related to the Project (reduced to the extent of any release of such guaranties that the Tribe obtains following Developer's election to cease funding), and the denominator of which will equal the total cost of the Project per the attached Cost Budget, and that such Credit Enhancement Fee will be paid on a pari passu basis with any other party(ies) that provide financing to the Tribe to complete, in whole or in part, the Facility or the Project. The foregoing (a) - (e) of the above sentence represents the exclusive rights and remedies of the parties in the event any tolling period herein exceeds two (2) years or in the event the parties cannot reach mutual agreement.

         (o) Section 4.2(c) is deleted and replaced with the following Section 2.11(b):


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


Final Execution Copy


         (c) Tribe has duly authorized the execution and delivery of this Agreement on the terms described herein. No further act or approval of Tribe, other than the TGC (as required under the Compact), is required as a condition for entering into or fully performing under this Agreement. This Agreement, as amended, has been ratified and approved by the Tribe, in accordance with all applicable laws, rules, or regulations of the Tribe.

         (p) Section 4.6 is added to the Agreement as follows:

         4.6 It is anticipated that Developer (or one or more of its LLC Members) will be required to provide guaranties to various vendors and/or financial institutions related to development of the Project (including, without limitation, with relation to the Furnishings and Equipment). Tribe agrees to pay to the guarantor, as described in the preceding sentence, upon demand, any and all amounts that shall hereafter be paid by such guarantor to any vendor or financial institution under any guaranties, together with interest on such amounts at the rate of 12% per annum from the date so paid by guarantor until such amounts are reimbursed to guarantor hereunder. To secure its obligations under this section, Tribe agrees that its obligations under this section are considered "Obligations" secured as set forth in the Security Agreement dated August 26, 2001, as amended.

         (q) Section 4.7 is added to the Agreement as follows:

         4.7 Within five (5) business days of execution of this Amendment, Tribe agrees to submit this Amendment, the Financing Documents, and all exhibits to such documents (collectively, the "Transaction Documents") to the NIGC for review and request a letter of declination confirming that the Transaction Documents will not be deemed to constitute management contracts as described in 25 U.S.C. ss. 2711. If the NIGC has any comments to such submission, or any prior submission, both parties agree to work in good faith to resolve any such comments, on an expedited basis, and to retain, as nearly as possible, the business terms of this Agreement. In no event shall Lender's obligations to fund the Loan pursuant to the terms hereof and the Financing Documents be delayed by the provisions of this Section 4.7. Tribe represents that it has submitted its request for a letter of declination to the NIGC in January 2002 and resubmitted same in February 2002 but has not heard back either orally or in writing from the NIGC other than with respect to the resubmission.

         (r) Section 6.9(b) of the Agreement is deleted and replaced in its entirety with the following:



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Final Execution Copy

         b. In the event the Buy-Out Option is exercised prior to the Commencement Date, and the Tribe engages in gaming within six years after the Buy-Out Option is exercised, the Buy-Out Fee shall be determined and paid from the date such gaming commences, based on the Credit Enhancement Fee that would have been payable if the Buy-Out Option had not been exercised, subject to the adjustments provided below in this subparagraph b and in subparagraph c, and continuing to the end of the second full year of operation and the recomputation of the Base Fee in accordance with subparagraph c, provided that in the event the aggregate amount of the Financing actually funded plus all guaranties of Developer in respect of the Project are less than the aggregate of $15,000,000 plus all guaranties of Developer as contemplated in the approved Cost Budget, attached hereto at Exhibit A-1, due to (i) a refusal of Lender to fund the Loan solely as a result of any failure or breach of Developer, or any other reason not under Tribe's control, that is not cured by Developer within 30 days after written notice to Developer, or (ii) the development and construction of the Project being permanently enjoined as a result of a court order arising from a Third-Party Dispute that is final and non-appealable (the "Cessation Order"), and all amounts outstanding with respect to the Financing, including amounts owed to the Lender with respect to the Loan and the outstanding balance owing by Tribe to Developer under this Agreement, including outstanding Development Advances and accrued interest, have been paid in full no later than twelve (12) months following the entry of the Cessation Order, then in any such event the Credit Enhancement Fee percentage (20%) shall be reduced proportionally based on the same ratio set forth in subsection (e) of Section 2.13. Nothing in this Section shall be construed as granting Developer any additional rights in the event this Agreement is terminated pursuant to
         Section 2.3 hereof.

         (s) Section 6.9.f. is added to the Agreement as follows:

         f. It is anticipated that Developer (or one or more of its LLC Members) will be required to provide guaranties to various vendors and/or financial institutions related to development of the Project (including, without limitation, with relation to the Furnishings and Equipment). Tribe agrees that prior to execution of the Buy-Out Option, it will use its best efforts to negotiate and obtain an unconditional and absolute release of all guaranties made by Developer (or one or more of its LLC Members).



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

Final Execution Copy



         3. Miscellaneous


            (a) Authority. Tribe has taken all action required by Tribe's laws, its Articles of Association and the laws of the United States and all other applicable laws to authorize the execution, delivery and performance of this Amendment. Tribe and Tribe's Board of Directors represent and warrant that Tribe's resolution, dated August 26, 2001 (Resolution No. 01-08-026-001) provides the specific authority to enter into this Amendment and the Financing Documents.

            (b) Agreement Otherwise Not Effective. Except as expressly amended hereto, the Agreement shall remain unchanged and in full force and effect (including, without limitation, Section 5.4 of the Agreement, which is applicable to this Amendment) and is hereby ratified and confirmed in all respects.

            (c) Reference within the Agreement. Each reference in the Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment. For the avoidance of doubt, this shall include, without limitation,
Section 5.3 of the Agreement.

            (d) Complete Agreement; Amendments. This Amendment together with the Agreement and any attachments hereto (including the schedules, exhibits and annexes hereto and thereto), and the documents delivered pursuant to the Agreement or Amendment constitute the entire agreement and understanding among the parties and supersede any prior written agreement and understanding relating to the subject matter thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of the Agreement.

            (e) Reformation and Severability. In case any provision of this Amendment shall be invalid, illegal, unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal, and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such revision shall be severed from this Amendment and in either case the validity, legality, and enforceability of the remaining provisions of this Amendment shall not be in any way affected or impaired hereby.

            (f) Counterparts. This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.


            (g) Release of Claims. Tribe has heretofore asserted that Developer has or may have breached its obligations to Tribe under the Agreement, including, without limitation, the failure of Developer or its affiliates to fulfill its obligations under the Commitment. Developer has disputed these assertions and maintained that the Tribe did not furnish complete and accurate disclosures concerning access to the Project. Notwithstanding these various assertions between the parties, Tribe and Developer have determined to resolve their contentions and assertions by this Amendment, and to describe and limit the rights and remedies of the parties regarding such


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Final Execution Copy

execution of this Amendment, Tribe has not breached its obligations under the Agreement (and Developer presently knows of no facts that would or could give rise to any claim against Tribe), nor has Tribe committed an event of default pursuant to Section 5.1 of the Agreement (and Developer presently knows of no facts that would represent such an event of default). Tribe acknowledges and agrees that as of the date of execution of this Amendment, Developer (including its affiliates) has not breached its obligations under the Agreement (and Tribe presently knows of no facts that would or could give rise to any claim against Developer or its affiliates), nor has Developer (including its affiliates) committed an event of default pursuant to Section 5.1 of the Agreement (and Tribe presently knows of no facts that would represent such an event of default). To the extent that any such claims presently exist between the parties, Tribe and Developer hereby waive and release one another from all such claims and causes of action of any type whatsoever, including, without limitation, those arising out of or relating to the various assertions and contentions between the parties discussed in this paragraph, whether known or unknown. The term "affiliates" means the limited liability company members of Developer.

            (h) Additional Representations and Warranties.

                (i) Both parties represent and warrant that neither party has made any representations to the other party concerning the matters addressed in the Agreement and this Amendment, except as expressly set forth in such documents.

                (ii) Both parties represent and warrant that neither party has relied upon any statements not expressly set forth in the Agreement and this Amendment, in entering into this Amendment.

                (iii) Both parties represent and warrant that they have entered into this Amendment on their own free will, without compulsion or duress, and after consultation with their legal counsel.

         (i) Exhibit F-1 of the Agreement is deleted and replaced in its entirety with Exhibit F-la to this Amendment, attached hereto.



                (Remainder of this page intentionally left blank)


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


Final Execution Copy


         IN WITNESS WHEREOF, Developer and Tribe have executed this Agreement as of this 30th day of April, 2002, effective as of the date first written above upon approval of the Tribe's Tribal Council, and ratification of such approval by the Tribe.


DRY CREEK CASINO, LLC                        DRY CREEK RANCHERIA BAND
                                             OF POMO INDIANS


By: /s/ H. Thomas Winn                       By: /s/ Elizabeth Elgin DeRouen
   -------------------------------              -------------------------------

Title: Manager                               Title: Chairperson
      ----------------------------                 ----------------------------






                         [Signature page to Amendment]


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

Final Execution Copy                  Exhibit Index
Cost Budget............................................................. A-1
Expense Budget...........................................................C-1
Commitment Letter........................................................E-1
Disclosures.............................................................F-la

                                  EXHIBIT A-1


Cost Budget

                          River Rock Temporary Casino
    Preliminary Conceptual Budget of Development costs & Protection of Costs through 5/31/2002
Based on Tribal Budget Revision #1a
                        4/30/2002  Revision 1
    Phase 1 Costs Only
    ------------------



                                                                                  Phase 1a     Phase 1a    Phase 1b  Phase 1a+1b
                                                                                  Incurred     Pending     Pending     Pending
                                      LLC      Deferred     PDS         Total     Changes       Total       Total      Total
 1.0  Site Construction            1,417,597    200,000   1,130,005   5,447,601   1,500,000   6,941,601   1,000,000   7,947,601
 2.0  Permanent Casino
      Construction                         -          -           -           -           -           -           -           -
 3.0  Site Architecture
      & Engineering                  770,000    145,000           -  915,000,00     185,000   1,100,000      89,000   1,169,000
 4.0  Casino Architecture
      & Engineering,
      Temp Casino                    632,500     76,500           -     711,000     40,000      751,000           -     751,000
 5.0  Additional
      Development Costs            2,792,988    505,791           -   3,298,777  1,422,423    4,721,200           -   4,721,200
 6.0  Temporary Casino
      Construction                 1,059,267     45,000   2,418,271   6,522,558  1,678,640    8,401,398     931,000   9,332,398
 7.0  FF&E, Special
      Equipment &
      Services                        76,500          -  20,746,724  20,823,224 (1,059,274)  18,863,950   1,148,000  20,011,950
 8.0  Pro-Opening
      Expense                      1,100,000    300,000           -   2,400,000          -    2,400,000           -   2,400,000
 9.0  Working Capital &
      Opening Deficit                400,000          -           -     400,000          -      400,000           -     400,000
10.0  Project Contingency            750,000          -           -     750,000          -      750,000           -     750,000
                                 -------------------------------------------------------------------------------------------------
       Total for
        Temporary
         Casino                   11,999 869  1,274.291  24,905 000  41,268,160  3,066,969   44,335,150   3,146,000  47,483,150
                                 -------------------------------------------------------------------------------------------------
          Total
          Budget                  11,000,000                         41,268,160              44,335,150
                                 -------------------------------------------------------------------------------------------------

           Phase
           1+0.
           F. P. Costs                       16,273,160

 1.0  On & Off Site
      Construction
      (12 Acres)                   1,417,597    200,000   1,830,005   5,447,601  1,500,000    6,947,601   1,000,000   7,947,601
10.7  Marquee & On-Site Signage
      Subtotal 1.01-1.09                   -                      -
1.10  Traffic Signaling                    -                      -
      & Controls                           -                      -
      Subtotal
       1.10 -1.12                          -                      -
      Subtotal
       1.13-1.15                   1,417,597    200,000   1,830,005   5,447,601  1,500,000    6,947,601   1,000,000   7,947,601
                                 -------------------------------------------------------------------------------------------------
      Total Site
       Development                 1,417,597    200,000   1,830,005   5,447,601  1,500,000    6,947,601   1,000,000   7,947,601
       (1.01-1.16)

3.0   Architecte, Enginnrs
      & Design Services
      for Site &
      Related Construction
3.01  Land Planning
      & Expenses                      50,000          -                  50,000                  50,000                  50,000
3.02 Site Engineering
     & Expenses                      530,000     35,000                 565,000    185,000      750,000      39,000     789,000
3.03 Environmental
      Revisions                       80,000                             80,000                  80,000                  80,000
3.04 SWPP Revision                     5,000                              5,000                   5,000                   5,000
3.05 Geotechnical
     Consultant                       10,000                             10,000      5,000       15,000                  15,000
3.06 Hydrology &
     Well Analysis                    15,000                             15,000                  15,000                  15,000
3.07 Municipality
     Approvals &
     Fees (Deferred)                       -    100,000                 100,000                 100,000                 100,000
3.08 Landscape
     Architecture
     & Expenses                       60,000     10,000                  70,000    (30,000)      40,000      30,000      70,000
3.09 Site Related
     Structural &
     Engineering                      10,000                             10,000      25,000      35,000                  35,000
3.10 Sight Lighting,
      Electrical
      Engineering                     10,000          -           -      10,000          -       10,000           -      10,000
                                 -------------------------------------------------------------------------------------------------
      Subtotal
       3.01-3.05                     770,000    145,000           -     915,000    185,000    1,100,000      69,000   1,160,000


4.0  Architecture,
     Engineers &
     Casino Design
4.01 Architecture
     Engineering &
     Expenses,
     (MEPS in                        477,500     52,500                 530,000                 530,000           -     530,000
4.02 MEPS Consultant                  40,000    11,000                   61,000     10,000       61,000                  61,000
4.03 Plan Check &
     Inspections
     Consultant to
     Tribe                            85,000     15,000                  80,000     30,000      110,000                 110,000
4.04 Food Service
     Design                           10,000                             10,000                  10,000                  10,000
4.05 Corporate Identity
     & Graphic Design
     & Expenses                       40,000                             40,000                  40,000                  40,000
4.06 Interior Architecture
     & Theme Design
     & Expenses                            -         -         -               -         -            -           -           -
                                 -------------------------------------------------------------------------------------------------
     Subtotal
      4.01-4.04                      632,501    78,500         -         711,000    40,000      751,000           -     751,000

5.0  Additional
     Development
     Costs
5.01 Legal
     Contingency                     150,007   200,000                   350,000   233,000      583,000                 583,000
5.02 Accounting                            -                                   -   200,000      200,000                 200.000
5.03 Insurance                        25,000                              25,000    18,000       43,000                  43,000
5.04 Finance
     Placement Fees                  410,000   170,440                   580,440                580,440                 580,440
5.05 Construction
     Interest
     POS Lease
     Payments                        489,760                             489,760                489,760                 489,760
5.06 Tribal
     Relocation and
     G & A Fund                    1,693,228   135,351                 1,828,577   871,423    2,700,000               2,700,000  2
5.07 Market
     Feasibility
     Study(s)                         25,000                              25,000                 25,000                  25,000
5.08 Environmental
     Assessment                            -                                   -                      -                       -
5.09 Traffic Study                         -                                   -                      -                       -
5.10 Generator Deposit                     -                                   -   100,000      100,000                 100,000
5.11 Consulting &
     Technical Services
     Fee                                   -         -         -               -         -            -           -           -
                                 -------------------------------------------------------------------------------------------------
     Subtotal
     5.01-5.11                     7,792,916   505,791         -       3,298,777 1,422,423    4,721,200           -   4,721,200  3

6.0  Temporary
     Casino
     Construction
6.00 Construction
     Management Fee
     & Expenses                      282,505    45,000                   327,595   121,405      449,000      31,000     480,000
6.01 Temp Construction
     (See Attached
     Detail)                       3,776,682         - 2,418,271       6,141,963 1,757,438    7,952,399     900,000   8,852,399
6.02 Architecture &
     Engineering,
     (See 4.01)                            -         -         -               -         -            -           -           -
                                 -------------------------------------------------------------------------------------------------
     Subtotal
     6.01-6.10                     4,059,207    45,000 2,418,271       6,522,558 1,878,640    8,401,391     931,000   9,332,391

7.0  FF&E, Special
     Equipment &
     Sarvices
7.01 Testing
     Allowance                        40,000                              40,000                 40,000                  40,000
7.02 Casino FF&E,
     Office Furniture
     & Cubicles
     (partial Lease)                   6,500             645,924         652,424   379,576    1,032,000     213,000   1,245,000
7.03 Computers                     Lease-Pur            Included               -   120,000      120,000                 120,000
7.04 Slot Repair
     Equip                         Lease-Pur            Included               -    10,000       10,000                  10,000





                                   Min to
                                   5/31/02                                                                 Casino
                                   w Cons-                                                                  Opens
                                  truction      Jun         Jul          Aug         Sep         Oct         Nov         Dec
 1.0  Silo Construction            716,547   1,677,919   1,888,952     719,911     700,000     600,000     600,000     744,265
 2.0  Permanent Casino
      Construction                       -           -           -           -           -           -           -           -
 3.0  Site Architecture
      & Engineering                903,650      45,000      42,500      33,640      22,500      25,060      27,500           -
 4.0  Casino Architecture
      & Engineering,
      Temp Casino                  495,407      50,000     125,000      12,500      12,500      20,000      20,000      15,593
 5.0  Additional
      Development Costs          3,029,163     547,573     274,014     410,619     275,887     164,438     108,000           -
 6.0  Temporary Casino
      Construction                 527,707     575,847     764,319   1,119,261   1,316,364  1,497,948   1,3509,664   1,249,209
 7.0  FF&E, Special
      Equipment &
      Services                     505,000      20,000       5,000   1,050,000     400,000  11,115,000   3,753,950   2,015,000
 8.0  Pro-Opening
      Expense                      610,271     200,000     225,000     225,000     265,564     326,584     527,869           -
 9.0  Working Capital &
      Opening Deficit                    -           -           -           -           -     150,000     250,900           -
10.0  Project Contl                      -           -           -           -           -     300,000     450,000           -
                                ------------------------------------------------------------------------------------------------
       Total for
        Temporary
         Casino                  6,787,955   1,116,339   2,624,845  3,571,138    3,012,855  14,185,860   7,087,983   4,024,067
                                ------------------------------------------------------------------------------------------------
          Total
          Budget
                                ------------------------------------------------------------------------------------------------

           Phase 1+0.
           F. P. Costs           6,787,955   8,036,721   9,490,052  10,829,231  12,345,615 13,943,615   15,000,000

 1.0  On 6 Off Silo
      Construction
      (12 Acres)                   716,547   1,677,919   1,188,952     719,918     700,000     600,000     600,000     600,000
10.7  Subtotal 1.01-1.09
1.10  Traffic Signaling
      & Controls
      Subtotal
       1.10 -1.12
      Subtotal
       1.13-1.15                   716,547   1,677,919   1,188,952     719,918     700,000     600,000     600,000     600,000
                                ------------------------------------------------------------------------------------------------
      Total Site
       Development                 716,547   1,677,919   1,188,952     719,918     700,000     600,000     600,000     600,000
       (1.01-1.16)

3.0   Architecte, Enginnrs
      & Design Services
      for Site &
      Related Construction
3.01  Land Planning
      & Expenses                    28,660      15,000       5.000       1.140
3.02 Site Engineering
     & Expenses                    700,000      25,000      15,000      10,000
3.03 Environmental
      Revisions                     80,000
3.04 SWPP Revision                   5,000
3.05 Georechnical
     Consultant                     15,000
3.06 Hydrology &
     Well Analysis                  15,000
3.07 Municipality
     Approvals &
     Fees (Deferred)                     -                  20,000      20,000      20,000      20,000      20,000
3.08 Landscape
     Architecture
     & Expenses                     15,000       5,000       2,500       2,500       2,500       5,000       7,600
3.09 Site Related
     Structural &
     Engineering                     35,000
3.10 Sight Lighting,
      Electrical
      Engineering                    10,000          -           -           -           -           -           -           -
                                ------------------------------------------------------------------------------------------------
      Subtotal
       3.01-3.05                   903,660      45,000      42,500      33,640      22,500      25,000      27,500           -


4.0  Architecture,
     Engineers &
     Casino Design
4.01 Architecture
     Engineering &
     Expenses,
     (MEPS in                      434,407                  90,000                                                       5,593
4.02 MEPS Consultant                36,000       5,000       5,000       2,500       2,500       5,000       5,000
4.03 Plan Check &
     Inspections
     Consultant to
     Tribe                          25,000      15,000      10,000      10,000      10,000      15,000      15,000      10,000
4.04 Food Service
     Design                                     10,000
4.05 Corporate Identity
     & Graphic Design
     & Expenses                                 20,000      20,000
4.06 Interior Architecture
     & Theme Design
     & Expenses                                      -           _           -           -           -           -           -
                                ------------------------------------------------------------------------------------------------
     Subtotal
      4.01-4.04                    495,407      50,000     125,000       12,500     12,500      20,000      20,000      15,583

5.0  Additional
     Development
     Costs
5.01 Legal
     Contingency                   450,000      25,000      25,000       25,000      25,000     25,000       8,000
5.02 Accounting                                      -           -      100,000                            100.000
5.03 Insurance                      43,000
5.04 Finance
     Placement Fees                350,000     230,440
5.05 Construction
     Interest
     POS Lease
     Payments                       32,000      80,387      94,901      108,292     123,458 139,435.63
5.06 Tribal
     Relocation and
     G & A Fund                  2,129,183     111,766     154,113      177,527     127,431
5.07 Market
     Feasibility
     Study(s)                       25,000
5.08 Environmental
     Assessment
5.09 Traffic Study
5.10 Generator Deposit                         100,000
5.11 Consulting &
     Technical Services
     Fee                                             -           _           -           -           -           -           -
                                ------------------------------------------------------------------------------------------------
     Subtotal
     5.01-5.11                   3,029,163     547,573     274,014     410,619     275,887     164,436     108,000           -

6.0  Temporary
     Casino
     Construction
6.00 Construction
     Management Fee
     & Expenses                    148,336      35,000      40,000      40,000      40,000      50,000      50,664      45,000
6.01 Temp Construction
     (See Attached
     Detail)                       379,371     540,847     724,379   1,079,261   1,276,364   1,447,948   1,300,000   1,204,209
6.02 Architecture &
     Engineering,
     (See 4.01)                          -           -           -           -           -           -           -           -
                                ------------------------------------------------------------------------------------------------
     Subtotal
     6.01-6.10                     527,707     575,647     764,379   1,119,261   1,316,384   1,497,948   1,350,664   1,249,209

7.0  FF&E, Special
     Equipment &
     Sarvices
7.01 Testing
     Allowance                      25,000      10,000       5,000
7.02 Casino FF&E,
     Office Furniture
     & Cubicles
     (partial Lease)                     -           -           -     100,000     200,000     300,000     232,000     200,000
7.03 Computers                           -           -           -           -           -      40,000      40,000      40,000
7.04 Slot Repair
     Equip                               -           -           -           -           -      10,000           -           -







                                      Total
 1.0  Silo Construction             6,947,601           0
 2.0  Permanent Casino
      Construction                          -           -
 3.0  Site Architecture
      & Engineering                 1,100,000           -
 4.0  Casino Architecture
      & Engineering,
      Temp Casino                     751,000           -
 5.0  Additional
      Development Costs             4,809,892     (88,692)
 6.0  Temporary Casino
      Construction                  8,401,399          (1)
 7.0  FF&E, Special
      Equipment &
      Services                     18,863,950          (1)
 8.0  Pro-Opening
      Expense                       2,400,000           -
 9.0  Working Capital &
      Opening Deficit                 400,000           -
10.0  Project Contl                   750,000           -
                                 -----------------------
       Total for
        Temporary
         Casino                    44,423,842           -
                                 -----------------------
          Total
          Budget
                                 -----------------------

           Phase 1+0.
           F. P. Costs

 1.0  On 6 Off Silo
      Construction
      (12 Acres)                      744,265   6,947,601
10.7  Subtotal 1.01-1.09
1.10  Traffic Signaling
      & Controls
      Subtotal
       1.10 -1.12
      Subtotal
       1.13-1.15                      744,285   6,347,601
                                 -----------------------
      Total Site
       Development                    744,285   6,347,601
       (1.01-1.16)

3.0   Architecte, Enginnrs
      & Design Services
      for Site &
      Related Construction
3.01  Land Planning
      & Expenses                                   50,000
3.02 Site Engineering
     & Expenses                                   750,000
3.03 Environmental
      Revisions                                    80,000
3.04 SWPP Revision                                  5,000
3.05 Georechnical
     Consultant                                    15,000
3.06 Hydrology &
     Well Analysis                                 15,000
3.07 Municipality
     Approvals &
     Fees (Deferred)                  100,000           -
3.08 Landscape
     Architecture
     & Expenses                         7,500           -
3.09 Site Related
     Structural &
     Engineering                       35,000           -
3.10 Sight Lighting,
      Electrical
      Engineering                      10,000           -
                                 -----------------------
      Subtotal
       3.01-3.05                    1,100,000           -


4.0  Architecture,
     Engineers &
     Casino Design
4.01 Architecture
     Engineering &
     Expenses,
     (MEPS in                         530,000           -
4.02 MEPS Consultant                    61,00           -
4.03 Plan Check &
     Inspections
     Consultant to
     Tribe                            110,000           -
4.04 Food Service
     Design                            10,000           -
4.05 Corporate Identity
     & Graphic Design
     & Expenses                        40,000           -
4.06 Interior Architecture
     & Theme Design
     & Expenses                             -           -
                                 -----------------------
     Subtotal
      4.01-4.04                       751,000           -

5.0  Additional
     Development
     Costs
5.01 Legal
     Contingency                       583000           -
5.02 Accounting                       200,000           -
5.03 Insurance                         43,000           -
5.04 Finance
     Placement Fees                   580,440           -
5.05 Construction
     Interest
     POS Lease
     Payments                         578,452     (88,691)
5.06 Tribal
     Relocation and
     G & A Fund                     2,100,000           -
5.07 Market
     Feasibility
     Study(s)                          25,000           -
5.08 Environmental
     Assessment                             -           -
5.09 Traffic Study                          -           -
5.10 Generator Deposit                100,000           -
5.11 Consulting &
     Technical Services
     Fee                                    -           -
                                 -----------------------
     Subtotal
     5.01-5.11                      4,809,892

6.0  Temporary
     Casino
     Construction
6.00 Construction
     Management Fee
     & Expenses                       449,000          (0)
6.01 Temp Construction
     (See Attached
     Detail)                        7,952,399          (0)
6.02 Architecture &
     Engineering,
     (See 4.01)                             -           -
                                 -----------------------
     Subtotal
     6.01-6.10                     8 ,401,399

7.0  FF&E, Special
     Equipment &
     Sarvices
7.01 Testing
     Allowance                         40,000           -
7.02 Casino FF&E,
     Office Furniture
     & Cubicles
     (partial Lease)               1,032,000            -
7.03 Computers                       120.000            -
7.04 Slot Repair
     Equip                            10,000            -



7.05 Office Equip            Lease-Pur                  Included            -       40,000         40,000                   40,000
7.00 Cabling & Non-
      Leasehold Slot
      Machine Items            30,000                                  30,000                      30,000                   30,000
7.06 Gaming Devices,
     Equipment &
     Furniture               Lease-Pur.               18,167,000   18,167,000   (4,467,000)    13,700,000               13,700,000
     Slot Bases              Lease-Pur.                                             80,000         80,000                   80,000
                             Lease-Pur.
     Locks & Parts           Lease-Pur.                                             10,000         10,000                   10,000
7.06 Soft & Hard
     Count Equip             Lease-Pur.                 included            -       75,000         75,000                   75,000
7.07 Cage Equip                                                             -      205,000        205,000                  205,000
7.08 Lockers                                                                -       20,000         20,000                   20,000
7.09 Kitchen Equip.
     Small Wares, China,     Lease-Pur.                1,309,800    1,308,800   (1,308,800)             -     935,000      935,000
     Glass Silver
7.10 Restaurant FF&E                                     275,000      275,000     (275,000)             -                        -
7.11 First Aid Equip                                                                 1,950          1,950                    1,950
7.12 SOS                     Lease-Pur.                                     -    2,400,000      2,400,000                2,400,000
7.13 Surveillance
     System/POS/Access       Lease-Pur.                 Included            -       954000        950,000                  950,000
     System/Telephone
     interior Signs          Lease-Pur.                                     -      150,000        150,000                  150,000
7.14 Themed Finishes,
     Lighting & Theatrical   Lease-Pur.            -     350,000      350,000     (350,000)             -           -            -
                             ------------  ---------    --------   ----------   ----------     ----------  ----------    ---------
      Subtotal 7.01-7.14           76,500          -  20,746,724   20,823,224    (1,959,274)   18,563,950   1,143,000   20,011,950

8.0 Pre-Opening                 2,100,000    300,000           -    2,400,000    2,400,000      2,400,000     610,271      200,000

9.0 Working Capital &
    Opening Deficit               400,000                      -      400,000      400,000        400,000

9.0 Project Contingency           750,000                      -      750,000      750,000        150,000
7.05 Office Equip                                                                                               10,000      20,000
7.00 Cabling & Non-
      Leasehold Slot
      Machine Items                20,000     10,000
7.06 Gaming Devices,
     Equipment &
     Furniture                 460,000.00                                                                   10,000,000   2,240,000
     Slot Bases                                                                                                 40,000      40,000

     Locks & Parts                                                                                              10,000
7.06 Soft & Hard
     Count Equip                                                                                                            35,000
7.07 Cage Equip                                                                                                105,000      50,000
7.08 Lockers                                                                                                                20,000
7.09 Kitchen Equip.
     Small Wares, China,               -
     Glass Silver
7.10 Restaurant FF&E                   -
7.11 First Aid Equip                                                                                                         1,950
7.12 SOS                                                                           800,000                     400,000     800,000
7.13 Surveillance
     System/POS/Access                                                             150,000       200,000       200,000     200,000
     System/Telephone
     interior Signs                                                                                                         75,000
7.14 Themed Finishes,
     Lighting & Theatrical              -          -           -            -           -              -            -            -
                               ----------   --------    --------    ---------    --------     ----------    ---------    ---------
      Subtotal 7.01-7.14          505,000     20,000       5,000    1,050,000     400,000     11,115,000    3,753,950    2,015,000

8.0 Pre-Opening                   225,000    225,000     285,584      326,278     527,869     2,400,000

9.0 Working Capital &
    Opening Deficit                                                               150,000       250,000      400,000

9.0 Project Contingency                                                           300,000       450,000      750,000
7.05 Office Equip                       10,000       40,000
7.00 Cabling & Non-
      Leashold Slot
      Machine Items                     30,000
7.06 Gaming Devices,
     Equipment &
     Furniture                       1,000,000   13,700,000
     Slot Bases                                      80,000

     Locks & Parts                                   10,000
7.06 Soft & Hard
     Count Equip                        40,000       75,000
7.07 Cage Equip                         50,000      205,000
7.08 Lockers                                         20,000
7.09 Kitchen Equip.
     Small Wares, China,
     Glass Silver
7.10 Restaurant FF&E
7.11 First Aid Equip                                  1,950
7.12 SOS                               400,000    2,400,000
7.13 Surveillance
     System/POS/Access                 200,000      950,000
     System/Telephone
     interior Signs                     75,000      150,000
7.14 Themed Finishes,
     Lighting & Theatrical                   -            -
                                    ----------    ---------
      Subtotal 7.01-7.14            16,663,950

8.0 Pre-Opening

9.0 Working Capital &
    Opening Deficit

9.0 Project Contingency

Notes Phase 1 costs include design for the whole Project. Phase 1 does not include construction for the Kitchen, Bar, Buffet, Restaurant, Wine Room or Boulevard Lighting. Underground construction only in the Kitchen, Bar, Buffet, Restaurant and Wine Room is included in Phase 1.

     1 The above Budget is conceptual and very preliminary based on limited documentation and verbal explanations from others.

     2 All contracts for services will be contracted directly with N Dry Creek Rancheria.

     3  SWPP mitigation requirements at lower site are assumed XXX.

     4 Items indicated as Lease may be leased or secured through alternate financing.

     5  This Conceptual Budget is for Phase 1 only, and includes:
        Temp Structure is 40,000 SF +/- with 800 coinless Gaming Machines &
        16 Table Games.
        A second tent, (the Slot Tent) is used to warehouse a second 300 gaming machine and public restrooms for the main tent.
        Restaurant is in Phase 1b and has 125 seats & Bar has 75.
        200 +/- paved Parking Space at upper Site and 3000 +/- enpaved Parking Spaces at Lower and Peripheral areas.
        No Bingo, Poker, Sports Book or Gift Shop.
        3,000 SF of executive office are on the Sprung Structure, balance is in adjacent modular buildings.
        Some admin functions may be off-site.
        There will be an 8,000 SF +/- separate Warehouse/Receiving Sprung Structure to be located on site in Phase 1b.
        Some off-site roadwork on BIA 93 is included in Phase 1b, but no work on SR 128 is included.
        There is a total of $583,000 for legal costs allowed in this Budget.

     6 There are no costs In the 8udget for the following Items, which are assumed to be due after opening:
        Proschold/Cadd issues
        MOA, Emergency Services and related costs
        County Utility Costs
        Advent lawsuit and related issues beyond Legal Contingency.

     7 There are no costs in the Budget for the following items, which may be in a future Phase or not done at all.
        Parking Garage
        Off-site work on SR 128
        Construction at areas which receive run-off to the stream during the rainy season.

     8 This Conceptual Budget Total is the same as the one approved by the Tribe and forwarded to the LLC 1/12/2002 by D. Searle.

     9 It is the intent of the Dry Creek Casino LLC to guarantee the Sprung Structures and PDS Leases that are part of the Phase la Budget.

                                  EXHIBIT C-1



Expense Budget

Start-up Budget                                                          8/13/02
           Tribal Administration/Relocated Members/Gaming Commission

                                                            Exhibit "C" Revision 1a
Relocated Members              Budget     Aug/Sept          Oct          Nov          Dec          Jan          Feb        March
-----------------              ------   ----------   ----------   ----------   ----------   ----------   ----------   ----------

Nine Family's                 392,500      122,500       22,500       22,500       22,500       22,500       22,500       22,500
Floyd Dollar                   27,500                                                   -        7,500        2,500        2,500
Homer Dollar                   15,000                                                   -            -            -            -
AnnaLopez                     193,500        6,000                                 10,000      157,500        2,500        2,500
Dino Lopez                    101,006                                                   -       81,006        2,500        2,500
Tanya Lopez                    25,000                                                   -            -        2,500        2,500
Nadine Russ                    20,000                                                   -            -        1,000            -
Gloria Martin                  19,750                                                   -            -        4,750            -
Karen Casillas                 20,000                                                   -            -            -            -
Four Prefabricated Homes      484,800

Monthly Totals                          $  128,500   $   22,500   $   22,500   $   32,500   $  268,506   $   38,250   $   32,500
                                        ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total                      $1,299,056
                           ==========


Tribal Administration
Staff (wages)                  146,900       11,300       11,300       11,300       11,300       11,300       11,300       11,300
Accounts Payable                49,820       16,606       16,606       16,608            -
Payback Funds (BIA
  Program)                     111,000       27,750       27,750       27,750       27,750            -            -            -
Past Due Professional
  Services                      10,000       10,000                         -
Consultant                     550,000      200,000                                                                       200,000
CILS                            40,000       10,000            -       20,000       10,000
Past Due Living Expense         11,915       11,915
Property Taxes                  15,000                                 15,000
Phone/Communications             6,500          500          500          500          500          500          500          500
Travel Expense                   6,000                                  1,000        1,000        1,000        1,000        1,000
Replacement Funds (Tribal)      28,956        4,826        4,826        4,826        4,826        4,826        4,826            -
Meeting Expense                  9,100          700          700          700          700          700          700          700
Audit Costs                      4,552                         -        4,552

Monthly Totals                             $293,597      $61,682     $102,236      $56,076     $ 18,326     $ 18,326     $213,500
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total                        $ 989,743
                             =========


Relocated Members               April          May         June         July          Aug         Sept       Tot Budget
-----------------          ----------   ----------   ----------   ----------   ----------   ----------       ----------

Nine Family's                  22,500       22,500       22,500       22,500       22,500       22,500
Floyd Dollar                    2,500        2,500        2,500        2,500        2,500        2,500
Homer Dollar                    2,500        2,500        2,500        2,500        2,500        2,500
AnnaLopez                       2,500        2,500        2,500        2,500        2,500        2,500
Dino Lopez                      2,500        2,500        2,500        2,500        2,500        2,500
Tanya Lopez                     7,500        2,500        2,500        2,500        2,500        2,500
Nadine Russ                     6,500        2,500        2,500        2,500        2,500        2,500
Gloria Martin                   2,500        2,500        2,500        2,500        2,500        2,500
Karen Casillas                  7,500        2,500        2,500        2,500        2,500        2,500
Four Prefabricated Homes      484,800

Monthly Totals             $  541,300   $   42,500   $   42,500   $   42,500   $   42,500   $   42,500
                           ----------   ----------   ----------   ----------   ----------   ----------       ----------
Total                                                                                                        $1,299,056
                                                                                                             ==========


Tribal Administration
Staff (wages)                   11,300       11,300       11,300       11,300       11,300       11,300
Accounts Payable
Payback Funds (BIA
  Program)                           -
Past Due Professional
  Services
Consultant                      25,000       25,000       25,000       25,000       25,000       25,000
CILS
Past Due Living Expense
Property Taxes
Phone/Communications               500          500          500          500          500          500
Travel Expense                   1,000
Replacement Funds (Tribal)           -
Meeting Expense                    700          700          700          700          700          700
Audit Costs

Monthly Totals                $ 38,500     $ 37,500     $ 37,500     $ 37,500      $37,500     $ 37,500
                           -----------  -----------  -----------  -----------  -----------  -----------      ----------
Total                                                                                                        $  989,743
                                                                                                             ==========


   Start-up Budget                                                  8/13/02
            Tribal Administration/Relocated Members/Gaming Commission
                             Exhibit "C" Revision 1a

                                   Budget     Aug/Sept      Oct      Nov       Dec       Jan       Feb       March      April
                                  -------     --------    -------  --------  --------  --------  --------  ---------  ---------
Tribal Gaming Commission
Commissioners (3)                 124,937            -      1,965     2,352     3,627     4,111     4,548     10,834     16,250
Secretary(1)                       20,412                                           -         -         -      2,916      2,916
Investigators (5)                  32,076                                                                          -          -
Compliance Agent (3)               17,500                                                                          -          -
Auditor(1)                         12,498                                                                          -          -
Administrator (1)                   7,500                                                                                     -
Equipment/Supplies                 86,619                                         319     2,623       377     50,000        500
Consultant                          7,000                                                                      1,000      1,000
Training/Travel                    37,169                               704       568       148     1,740      3,000      3,000
Background Investigations          99,995                                 -     2,000     1,000       500      3,500      1,000
Utilities                           8,100                                                                      4,500        600
Misc.                              10,500                                           -         -         -      1,500      1,500

Monthly Totals                                       -      1,965     3,056     6,514     7,882     7,165     77,250     26,766
                                              --------    -------  --------  --------  --------  --------  ---------  ---------
Total                          $  464,297
                               ==========
Monthly Grand Totals                          $422,097    $86,147  $127,792  $ 95,090  $294,714  $ 63,741  $ 323,250  $ 606,566
                                              ========    =======  ========  ========  ========  ========  =========  =========
Total Budget                   $2,753,096
                               ==========

Current Funds Available
Dry Creek Casino LLC            $ 420,000     $      -   $101,000  $ 90,000  $780,000  $ 90,000  $ 90,000  $  90,000  $  90,000
Tribe's Contribution                                                                                                  $ 200,151
Additional LLC Contributions
  Req.                                                                                                                $  68,246
Current Expenditures
Relocated Members                             $ 128,500   $ 22,500 $ 22,500  $ 32,500  $268,506  $ 38,250  $  32,500  $ 541,300
Tribal Administration                         $ 293,597   $ 61,682 $102,236  $ 56,076  $ 18,326  $ 18,326  $ 213,500  $  38,500
Gaming Commission                                            1,965    3,056     6,514     7,882     7,165     77,250     26,766

Required C/F from Available
  Funds                                       $  (2,097)  $ 12,756 $(25,036) $659,874  $455,160  $481,419  $ 248,169  $       -


                                   May       June      July      Aug      Sept
                                ---------  --------  --------  -------- --------
Tribal Gaming Commission
Commissioners (3)                  16,250    16,250    16,250    16,250   16,250
Secretary(1)                        2,916     2,916     2,916     2,916    2,916
Investigators (5)                       -               2,916    14,580   14,580
Compliance Agent (3)                    -               2,500     7,500    7,500
Auditor(1)                              -               4,166     4,166    4,166
Administrator (1)                       -                         3,750    3,750
Equipment/Supplies                    500       500    10,600    10,600   10,600
Consultant                          1,000     1,000     1,000     1,000    1,000
Training/Travel                     3,000     4,000     4,000     7,000   10,000
Background Investigations           4,000     5,000    27,665    27,665   27,665
Utilities                             600       600       600       600      600
Misc.                               1,500     1,500     1,500     1,500    1,500

Monthly Totals                     29,766    31,766    74,113    97,527  100,527
                                ---------  --------  --------  -------- --------
Total                                                                              $  464,297
                                                                                   ==========
Monthly Grand Totals            $ 109,766  $111,766  $154,113  $177,527 $180,527
                                =========  ========  ========  ======== ========
Total Budget                                                               Total   $2,753,096
                                                                                   ==========

Current Funds Available
Dry Creek Casino LLC            $  90,000  $ 90,000  $ 90,000  $ 90,000 $ 90,000
Tribe's Contribution
Additional LLC Contributions
  Req.                          $  19,766  $ 21,766  $ 64,113  $ 87,527 $ 90,527   $  351,945
Current Expenditures
Relocated Members               $  42,500  $ 42,500  $ 42,500  $ 42,500 $ 42,500
Tribal Administration           $  37,500  $ 37,500  $ 37,500  $ 37,500 $ 37,500
Gaming Commission                  29,766    31,766    74,113    97,527  100,527

Required C/F from Available
  Funds                         $       -  $      -  $      -  $      - $      -


                                  EXHIBIT E-1



Commitment Letter

                    [NEVADA GOLD & CASINOS, INC. LETTERHEAD]


                                                              December 13, 2001


Ms. Liz Elgin DeRouen, Chairperson
Dry Creek Rancheria Band of Pomo Indians
4988 Moore St.
Healdsburg, CA 95448


Re: Financing for the Dry Creek Rancheria Band of Pomo Indians
    Temporary Casino Project

Dear Madame Chair,

         The purpose of this letter is outline the terms to fund the development and construction of a temporary casino ("Casino"} on the Dry Creek Rancheria Hand of Pomo Indians reservation. The terms and conditions of the financing are described as follows:

SUMMARY

Lender:                  Nevada Gold and Casinos, Inc. on behalf of the Dry
                         Creek Casino, LLC.


Borrower:                The Dry Creek Band of Pomo Indians (the "Borrower").


Amount:                  $15,000,000 (the "Financing").


Advancer:                The Financing will be available to be advanced in
                         increments of not less than Five Hundred Thousand and no/100 Dollars ($500,000) upon written request by the Borrower to the Lender.

Interest Rate:           The Financing shall bear an interest rate of 12% per
                         annum.

Placement Fee:           3.5% of the principal amount of the financing.

Term:                    Five years.

Payment Terms:           Payment of interest only for the first year, payable
                         monthly, beginning one month following the initial advance. Thereafter, the principal amount advanced and accrued interest thereon shall be payable monthly over a four-year period.


Collateral:              The collateral for the Financing will be a security
                         interest in the revenues of the casino. Additional collateral will be a security interest in the furniture, fixtures, equipment and slot machines utilized in the Casino provided, however, that the Borrower may incur purchase money loans secured by such gaming equipment, furniture, fixtures and equipment, lender shall subordinate its interest to such purchase money lenders.


Documentation:           The Financing will be made pursuant to transaction
                         documents reasonably satisfactory to the Borrower and the Lender, which will be drafted by counsel to the lender, at cost of the Borrower. The documentation shall include the terms set forth herein and any additional terms agreed to by Borrower and Lender.


Please confirm your agreement to the foregoing by signing below.



                                        Very truly yours,

                                        /s/ H. Thomas Winn

                                        H. Thomas Winn



AGREED AND ACCEPTED:

/s/ Liz Elgin DeRouen
----------------------------------
Ms. Liz Elgin DeRouen, Chairperson

                                  EXHIBIT F-la



Disclosure

                                  EXHIBIT F-la

                                   DISCLOSURES


1. That certain claim made by the Alexander Valley Association against the Tribe pursuant to letters dated September 12, 2000, and April 15, 2002, and alleging certain violations by the Tribe of the federal Endangered Species Act and correspondence from the National Marine Fisheries Service regarding potential takings by the Tribe under that Act with respect to the creek bed on the lower part of the Dry Creek Rancheria, review of which has been acknowledged by Lender;

2. That certain claim styled Terrance C. Proschold et al. v. United States of America, U.S.D.C. (ND Cal), No. 01-2390 SBA, pursuant to which the claimants seek declaratory and injunctive relief relating to property held by claimants and burdened by an access easement to such property, that such access easement does not permit the use of such access for utilization of the property for casino use, which claim has been acknowledged by Lender;

3. A dispute by certain voting members of the Tribe who claim they have successfully recalled the present members of the Tribe's Board of Directors and replaced them with an "interim board." The Bureau of Indian Affairs continues to recognize the current board. An appeal of that recognition is pending;

4. A claim by Advent Communications & Entertainment Company and its partners, affiliates and co-venturers (including each party identified under "Third Party Disputes" in the Loan Agreement) that the negotiation and execution of the Loan Agreement is an express breach of the Sonoma Canyon Documents and/or the Sonoma Falls Documents (as such terms are defined in the Loan Agreement) and documents related thereto, including an "Exclusive Negotiating Agreement" dated August 7, 1999, all of which claims have been acknowledged by Lender;

5. That certain litigation entitled Artichoke Joe's, et al. v. Norton, et al. (No. CV-S-01-248 DFL/GGH. E.D. Calif.) filed on February 7, 2001 challenging the constitutionality of California Constitution Article IV, Section 19 (f), the effect of which, if successful, cannot be determined but could limit the Tribe's ability to offer certain gaming in the Tribe's gaming facility (the "Prop 1 A Litigation"); and

6. The opinion of the Attorney General of California dated February 23, 2001 that California "Compacts entered into by the State and 62 federally recognized Tribes contemplate that the Gambling Control Commission ("GCC") will issue the licenses for gaming devices pursuant to the Compact's provisions;" that the Tribe purchased gaming device licenses that were issued on or about May 15, 2000 through a process established by the Compact tribes utilizing the Michael Sides Accountancy Corporation and not by the GCC, although the State commended the tribes on the process at the time; that gaming devices operated pursuant to those licenses were not placed in commercial operation within 12 months of issuance as required under the Compact; that further gaming device license issuance and other compliance procedures may be necessary to effectuate the Tribe's right to operate more than 350 gaming devices; and that further licenses may not be available if and when needed. Members of the GCC have indicated informally that it is possible that new licenses to replace those issued through the Sides process will be issued by the GCC and that the one-year deadline will not begin to run until then, but there has been no formal announcement to that effect.

         7. A contention by various parties that, because the Rancheria property is held in fee by the United States of America in a Deed dated June 1, 1915 that does not expressly state that it is held "in trust" for the Tribe, the Rancheria is in fact not held in trust, and does not constitute a reservation or other "Indian land" that is eligible for gaming activities under the Indian Gaming Regulatory Act.